SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     Date of Report (Date of earliest Event
                           Reported): January 24, 2002





                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                 333-60164               41-1955181
(State or Other Jurisdiction of     (Commission           (I.R.S. Employer
         Incorporation)             File Number)        Identification No.)

- -----------------------------------------------------------------



           8400 Normandale Lake Blvd., Suite 250 Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (952) 857-7000
                                 --------------




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Items 1 through 4, Item 6 and Item 8 are not included because they are not applicable.

Item 5. Other Events.

Filing of Computational Materials

In connection with the offering of the GMACM Mortgage Pass-Through Certificates, Series 2002-J1 (the "Certificates"), Bear, Stearns & Co. Inc. (the "Senior Underwriter") and J. P. Morgan Securities Inc. (the "Class M Underwriter" and, together with the Senior Underwriter, the "Underwriters") have prepared certain materials (the "Computational Materials") for distribution to potential investors. Although Residential Asset Mortgage Products, Inc. (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibits 99.1 and 99.2 are filed on Form SE dated January 24, 2002. The Computational Materials consist of the pages that appear after the Form SE cover sheet.



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Item 7. Financial Statements and Exhibits

Information and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

                   ITEM 601(A) OF REGULATION S-K
EXHIBIT NUMBER     EXHIBIT NO.                     DESCRIPTION

1                  99.1                            Bear Stearns & Co. Inc.
                                                   Computational Materials

2                  99.2                            J.P. Morgan Securities Inc.
                                                   Computational Materials


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.





                                  By:     /s/ Patricia C. Taylor
                                  Name:   Patricia C. Taylor
                                  Title:  Vice President



Dated:  January 28, 2002



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                                  Exhibit Index



                 Item 601(a) of      Sequentially
                 Regulation          Numbered
Exhibit Number   S-K Exhibit No.     Description               Page


1                99.1               Bear, Stearns & Co. Inc.  Filed Manually
                                    Computational Materials



                 99.2               J.P. Morgan Securities    Filed Manually
2                                   Inc.
                                    Computational Materials



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